UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2007

Cardinal Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of Principal Executive Offices, Including Zip Code)

(614) 757-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Cardinal Health, Inc. (“the Company”) is filing this Current Report on Form 8-K in order to update portions of its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (the “2006 Form 10-K”) to reflect, for all periods presented in the 2006 Form 10-K, the following changes and reclassifications that occurred in the fiscal year ending June 30, 2007 (“fiscal 2007”):

•	a change in the reportable segments presented by the Company;

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the reclassification of the Pharmaceutical Technologies and Services segment as discontinued operations and the associated reallocation of certain general corporate costs to the remaining segments; and

•	the allocation of equity compensation to the reportable segments.

These changes and reclassifications had no effect on the Company’s reported net earnings or net earnings per Common Share.

As of June 30, 2006, the Company conducted its business within the following four reportable segments: Pharmaceutical Distribution and Provider Services; Medical Products and Services; Pharmaceutical Technologies and Services; and Clinical Technologies and Services. Effective the first quarter of fiscal 2007, the Company began reporting its financial information within the following five reportable segments: Healthcare Supply Chain Services – Pharmaceutical; Healthcare Supply Chain Services – Medical; Clinical Technologies and Services; Pharmaceutical Technologies and Services; and Medical Products Manufacturing. This change in segment reporting resulted from a realignment of the individual businesses to better correlate the operations of the Company with the needs of its customers. The Company presented this change in its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006 (the “September 30, 2006 Form 10-Q”) and December 31, 2006 (the “December 31, 2006 Form 10-Q”) and prior period results were adjusted to reflect this change. This change had no effect on the Company’s reported net earnings or net earnings per Common Share.

During the second quarter of fiscal 2007, the Company committed to plans to sell the Pharmaceutical Technologies and Services segment, other than the Martindale and Beckloff Associates businesses (the segment, excluding the Martindale and Beckloff Associates businesses, is hereinafter referred to as the “PTS Business”), thereby meeting the held for sale criteria set forth in Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. As a result of this decision, the Company presented in the December 31, 2006 Form 10-Q, the assets and liabilities of the PTS Business as “Assets held for sale and discontinued operations” and “Liabilities from businesses held for sale and discontinued operations,” respectively, and presented the results of operations of the PTS Business for the three months ended December 31, 2006 as “Earnings from discontinued operations.” Additionally, a portion of the general corporate costs previously allocated to the PTS Business has been reallocated to the remaining four segments. All corresponding prior year periods presented in the December 31, 2006 Form 10-Q were adjusted to reflect the discontinued operations and the resulting change in the corporate allocation. This reclassification had no effect on the Company’s reported net earnings or net earnings per Common Share.

The two businesses the Company is retaining after divesting the PTS Business support the generic pharmaceutical market. Martindale develops generic, intravenous medicine that is complementary to the Company’s hospital business and generics strategy. Beckloff Associates provides pharmaceutical regulatory consulting, including services for the Company’s generic products. The Martindale and Beckloff Associates businesses are included in the Healthcare Supply Chain Services-Pharmaceutical segment for all periods presented.

The Company’s financial information is reported within the following four reportable segments, with an explanation of the changes, if any, from the Company’s reportable segments as of June 30, 2006:

Healthcare Supply Chain Services – Pharmaceutical. The Healthcare Supply Chain Services-Pharmaceutical segment encompasses the businesses previously within the Pharmaceutical Distribution and Provider Services segment, in addition to the nuclear pharmacy services, product logistics management and generic-focused businesses previously within the Pharmaceutical Technologies and Services segment and the therapeutic plasma distribution capabilities previously within the Medical Products and Services segment.

Healthcare Supply Chain Services – Medical. The Healthcare Supply Chain Services-Medical segment encompasses the Company’s Medical Products Distribution business, the Source Medical Distribution business in Canada, and the assembly of sterile and non-sterile procedure kits previously within the Medical Products and Services segment.

Clinical Technologies and Services. There were no changes to the Clinical Technologies and Services segment.

Medical Products Manufacturing. The Medical Products Manufacturing segment encompasses the medical and surgical products manufacturing businesses previously within the Medical Products and Services segment.

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During the second quarter of fiscal 2007, the Company began allocating equity-based compensation to the segments. The Company presented this change in the December 31, 2006 Form 10-Q and prior period results were adjusted to reflect this change. This change had no effect on the Company’s reported net earnings or net earnings per Common Share.

During the second quarter of fiscal 2007, the Company changed the classification of certain immaterial implementation costs associated with the sale of medical and supply storage devices in the Clinical Technologies and Services segment from selling, general and administrative expenses to cost of products sold. The Company presented this change in the December 31, 2006 Form 10-Q and prior period results were adjusted to reflect this change. This change had no effect on the Company’s reported net earnings or net earnings per Common Share. This change is also reflected in this Form 8-K.

Items 6, 7, 7A and 8 of Part II of the 2006 Form 10-K, updated to reflect the changes and reclassifications described above, are being filed as Exhibit 99.01 to this report and are hereby incorporated by reference herein. No Items of the 2006 Form 10-K other than those identified above are being revised by this filing. Information in the 2006 Form 10-K is generally stated as of June 30, 2006 and this filing does not reflect any subsequent information or events other than the changes and reclassifications described above and the subsequent events disclosure in Note 23 of “Notes to Consolidated Financial Statements” included under Item 8. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2006 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s September 30, 2006 and December 31, 2006 Form 10-Qs and other filings with the Securities and Exchange Commission. This report should be read in conjunction with the 2006 Form 10-K and such Quarterly Reports on Form 10-Q and other filings.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 23.01	Consent of Independent Registered Public Accounting Firm

Exhibit 99.01	Updated Items 6, 7, 7A and 8 of Part II of the 2006 Form 10-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2007	/s/ Jeffrey W. Henderson
Jeffrey W. Henderson
Chief Financial Officer

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